Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVA

Supplement to:

Ameritas Advisor Select No Load Variable Annuity®

Prospectus Dated May 1, 2016

Supplement Dated February 22, 2023

On January 5, 2023, the Board of Trustees of ProFunds approved a change to the ProFund VP Oil & Gas fund's underlying benchmark index from the Dow Jones Oil & GasSM Index to the S&P Energy Select Sector Index, which also results in a change to the fund name and investment objective. The resulting fund name will be ProFund VP Energy.

Also on January 5, 2023, the Board of Trustees of ProFunds approved a change to ProFund VP Real Estate fund's underlying benchmark index from the Dow Jones U.S. Real EstateSM Index to the S&P Real Estate Select Sector Index, which also results in a change to the fund's investment objective.

These changes are scheduled to become effective on or about March 17, 2023 and are applicable to all references to the funds and their associated investment objective in your prospectus and supporting materials.

All other provisions of your Policy remain as stated in your Policy and prospectus, as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-255-9678.

PF 888 2-23